Exhibit 10(af)
ISSUING AND PAYING AGENCY AGREEMENT
Between
COMPASS BANK,
Issuer
and
COMPASS BANK,
Issuing and Paying Agent

Dated as of March 13, 2006

Relating to Senior and Subordinated Bank Notes

ISSUING AND PAYING AGENCY AGREEMENT
     This Issuing and Paying Agency Agreement dated as of March 13, 2006 between COMPASS BANK, an Alabama banking corporation (in its capacity as issuer of the Notes as defined below, the “Bank”), and COMPASS BANK (in its capacity as issuing and paying agent, the “Issuing and Paying Agent”).
     The Bank intends to authorize and issue from time to time, senior or subordinated bank notes in fully registered form in an aggregate principal amount at any one time of up to $2,000,000,000 (the “Notes”) for which the Issuing and Paying Agent by this Agreement will be designated issuing, paying and calculation agent.
     The Issuer has appointed Citigroup Global Markets Inc., Keefe, Bruyette & Woods, Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler, O’Neill & Partners, L.P. as the selling agents for the Notes (the “Selling Agents”) pursuant to that certain Distribution Agreement dated of even date herewith between the Bank and the Selling Agents (the “Distribution Agreement”).
     Now, therefore, in consideration of the mutual covenants contained herein, the Issuer and the Agent agree as follows:
ARTICLE I
APPOINTMENT
     Section 1.1 Appointment of Issuing and Paying Agent. The Issuing and Paying Agent is hereby appointed as issuing and paying agent for the Notes on the terms and conditions specified in this Agreement, and the Issuing and Paying Agent hereby accepts such appointment. The Bank hereby appoints the Issuing and Paying Agent as registrar for the Notes.
ARTICLE II
THE NOTES
     Section 2.1 Form of Notes. All Notes issued by the Bank will be represented by one or more global certificates, each such certificate hereinafter called a “Global Note.” All Global Notes shall be registered in the name of a nominee of The Depository Trust Company (“DTC”), as depositary. All Global Notes shall be in substantially the form attached hereto as Exhibit A-1 (Subordinated Note) and/or Exhibit A-2 (Senior Note), except as may be otherwise agreed upon by the Bank and the Issuing and Paying Agent, and may have such appropriate insertions, omissions, variations or substitutions as are required or permitted by, and not inconsistent with, this Agreement, and may also have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with any applicable rules or regulations made pursuant thereto or with the rules or regulations of any securities exchange or governmental agency or as may, consistently herewith, be determined by the officers of the Bank executing such Global Notes, as evidenced by their execution thereof. Beneficial interests in Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC or its nominee and its participants.

     Section 2.2 Certificates of Authorized Representatives of the Bank. From time to time, the Bank shall furnish the Issuing and Paying Agent with a certificate of the Bank certifying the incumbency and specimen signatures of representatives of the Bank authorized to instruct the Issuing and Paying Agent regarding the completion and delivery of the Global Notes (each an “Authorized Representative”). Until five Business Days (as hereinafter defined) after the Issuing and Paying Agent receives a subsequent incumbency certificate of the Bank, the Issuing and Paying Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. The Issuing and Paying Agent shall have no responsibility to the Bank to determine by whom or by what means a facsimile signature of the Bank may have been affixed on the Notes, or whether a signature of an Authorized Representative is genuine, if such signature resembles the specimen signature of such Authorized Representative on such certificate.
     Section 2.3 Completion, Authentication and Delivery.
     (a) All Global Notes shall be issued and delivered in accordance with this Agreement, the Global Notes and the Letter of Representations from the Bank and the Issuing and Paying Agent to DTC dated as of April 22, 1999. Notwithstanding the foregoing, the Issuing and Paying Agent shall not be required to perform any duties on any day that is not a Business Day (as hereinafter defined). All instructions regarding the completion and delivery of Global Notes shall be given by an Authorized Representative by telex, telecopy or other means acceptable to the Issuing and Paying Agent. Upon receipt of instructions as described in the preceding sentence, the Issuing and Paying Agent shall:
(i)	complete a Global Note or Notes representing one or more Notes in accordance with such instructions;

(ii)	manually countersign and authenticate such Global Note or Notes by any one of the officers or employees of the Issuing and Paying Agent duly authorized and designated by it for such purpose; and

(iii)	deliver such Global Note or Notes to DTC or pursuant to DTC’s instructions.
     (b) If any Global Note has been countersigned by one of the Issuing and Paying Agent’s officers who was duly authorized for such purpose but who is not so designated at the time said Global Note is to be paid, the Issuing and Paying Agent is authorized and will pay the Global Note notwithstanding that the authority of said officer has been terminated between the time of execution and the time of payment.
     (c) In the event a discrepancy exists between the instructions as originally received by the Issuing and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling if action has already been taken in reliance on such original instructions, provided that the Issuing and Paying Agent gives notice to the Bank of such discrepancy promptly upon the receipt of such written confirmation.
     (d) Should the Issuing and Paying Agent at any time request and receive an opinion of its counsel (which includes in-house counsel) concerning its duties hereunder, it shall be free to act upon the advice contained in such opinion and shall be relieved of any liability under this Agreement in so acting.
     (e) All instructions must be received by the Issuing and Paying Agent by 3 p.m., New York City time, on the trade date, or by any other time as mutually agreed. For purposes hereof, the term “Business Day” shall mean any day that is not a Saturday or Sunday and that, in the City of New York or the City of Birmingham, Alabama, is not a day on which banking institutions are authorized or required by law or executive order to close.
     (f) The Issuing and Paying Agent shall incur no liability to the Bank in acting or refraining from taking any action hereunder upon instructions contemplated hereby which the recipient thereof believed in good faith to have been given by an Authorized Representative.
     (g) Each instruction given to the Issuing and Paying Agent in accordance with this Section 2.3 shall constitute a representation and warranty to the Issuing and Paying Agent by the Bank that the issuance and delivery of the Global Note or Notes to which the instruction relates have been duly and validly authorized by the Bank, that such Global Note or Notes when completed, countersigned, authenticated and delivered pursuant hereto will constitute valid and legally binding obligations of the Bank, and that the Issuing and Paying Agent’s appointment to act for the Bank hereunder has been duly authorized by all necessary corporate action of the Bank.
     (h) The Bank further represents and warrants to the Issuing and Paying Agent that the Bank is free to enter into the Agreement and to perform the terms hereof.
     Section 2.4 Denominations. Except as provided in Section 2.5(b), the Notes shall be issuable only in book-entry form, without coupons, in denominations of $100,000 and any amount in excess thereof which is an integral multiple of $1,000. If Notes are issued in definitive form, payment and other terms related to such Notes will be as set forth on the face thereof.
     Section 2.5 Proceeds of Sale of the Notes; Issuance of Certificated Securities.
     (a) Funds received in payment for Notes issued by the Bank shall be credited to an account of the Bank, as instructed by the Bank.
     (b) If at any time (i) DTC notifies the Bank that it is unwilling or unable to continue as depositary for the Notes or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within sixty days after the effective date of DTC’s ceasing to act as depositary for the Notes, (ii) the Bank, at its option, notifies the Issuing and Paying Agent in writing that it elects to cause the issuance of Notes in definitive form or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would constitute an event of default with respect to the Notes, the Bank will execute, and the Issuing and Paying Agent will, upon receipt of instructions in writing from the Bank, authenticate and deliver Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Notes then outstanding in exchange for such Global Notes. Any such certificated Notes will be issued in fully registered form to the persons designated by DTC as the beneficial owners thereof, without coupons, in denominations of $100,000 or any amount in excess thereof which is an integral multiple of $1,000.
     Section 2.6 Registration, Registration of Transfer and Exchange. The Issuing and Paying Agent shall, so long as any of the Notes remain outstanding, maintain all records as may be customary, including all forms of transfer for the Global Notes and shall:
     (a) Keep at its office in Birmingham, Alabama a register (the “Security Register”) in such form as the Issuing and Paying Agent may determine, in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the Notes and of transfers thereof;
     (b) Maintain records showing for each outstanding Note the principal amount, maturity date, interest rate and other terms thereof; the date of original issue and all subsequent transfers and consolidations or exchanges; provided that the Issuing and Paying Agent shall have no responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and it shall be fully protected in acting or refraining from acting on any such information provided by DTC.
     (c) All Global Notes presented for transfer shall be duly endorsed or be accompanied by a written instrument of transfer.
     (d) Each Note shall bear an original issue date which shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note regardless of the date of issuance of any such subsequently issued Note.
     Section 2.7 Persons Deemed Owners. Prior to due presentment of a Global Note for registration or transfer, the Bank, the Issuing and Paying Agent and any agent of the Bank or the Issuing and Paying Agent may treat the person in whose name such Note is registered as the owner of the Note for the purpose of receiving payments of principal and interest, if any, and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Bank nor the Issuing and Paying Agent shall be affected by notice to the contrary.
     Section 2.8 Cancellation of Unissued Global Notes. Promptly upon the written request of the Bank, the Issuing and Paying Agent shall cancel and return to the Bank all unissued Global Notes in its possession.
     Section 2.9 Mutilated, Lost, Stolen or Destroyed Global Notes. The Issuing and Paying Agent shall effect the replacement of mutilated, lost, stolen or destroyed Global Notes in accordance with the custom and usage of the financial industry.
ARTICLE III
THE ISSUING AND PAYING AGENT
     Section 3.1 Payment of Notes. Payments of principal and interest payable at stated maturity will be made in immediately available funds at the office of the Issuing and Paying Agent in the City of Birmingham, Alabama, provided that the Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable at stated maturity) will be made by wire transfer in immediately available funds to a bank account in the United States designated by the holder in a written request to the Issuing and Paying Agent not later than 15 calendar days prior to the applicable interest payment date. The Issuing and Paying Agent shall have no obligation to use its own funds for any such payment or for any other purpose pursuant to this Agreement.
     Section 3.2 Information Regarding Amounts Payable. The Issuing and Paying Agent shall, as soon as practicable after each record date for the payment of interest (other than interest payable at maturity) on any Note, but not later than five calendar days preceding the related interest payment date, notify the Bank of the interest to be paid on such Note on the related interest payment date. In addition, the Issuing and Paying Agent shall by the 15th day of each month furnish to the Bank a list showing for each Note issued by the Bank which matures in the next succeeding month the principal and interest payable at maturity on such Note.
     Section 3.3 Deposit of Funds. The Bank shall deposit by 11 a.m., New York City time (or such other time as mutually agreed), with the Issuing and Paying Agent (i) on each interest payment date of a Note issued by the Bank an amount in immediately available funds sufficient to pay the interest due on such date and (ii) on the maturity date of each such Note an amount in immediately available funds sufficient to pay the principal of such Note and the interest accrued thereon to such maturity date.
     Section 3.4 Money for Note Payments to Be Held in Trust.
     (a) In acting under this Agreement and in connection with the Notes, the Issuing and Paying Agent is acting solely as agent of the Bank and does not assume any relationship or agency or trust for or with any of the holders of the Notes, except that, subject to the provisions of subsection (b) of this Section 3.4, all money deposited with the Issuing and Paying Agent pursuant to Section 3.3 shall be held by it in trust for the benefit of the holders of the Notes entitled thereto until such money is paid to such holders of the Notes in accordance with the provisions of the Notes and this Agreement or otherwise disposed of as provided herein but such money need not be segregated from other funds except to the extent required by law.
     (b) Any money deposited with the Issuing and Paying Agent for the payment of the principal of or interest on any Note that remains unclaimed for one year after such principal or interest has become due and payable shall be paid to the Bank, upon its written request, and holders of the Notes shall thereafter, as unsecured general creditors, look only to the Bank for payment thereof, and all liability of the Issuing and Paying Agent with respect to such money shall thereupon cease.
     Section 3.5 Additional Responsibilities. Unless the Issuing and Paying Agent has entered into a separate written agreement which specifically addresses the standard of care with respect to the duties discussed by this Section, if the Bank shall ask the Issuing and Paying Agent to perform any duties not specifically set forth in this Agreement as duties of the Issuing and Paying Agent (the “Additional Responsibilities”) and the Issuing and Paying Agent chooses to perform such Additional Responsibilities, the Issuing and Paying Agent shall be held to the same standard of care and shall be entitled to all the protective provisions (including, but not limited to, indemnification) set forth herein.
Section 3.6 Miscellaneous. Notwithstanding anything to the contrary herein,
     (a) in paying Notes hereunder, the Issuing and Paying Agent shall be acting as a conduit and shall not be paying Notes for its own account, and in the absence of written notice from the Bank to the contrary, the Issuing and Paying Agent shall be entitled to assume that any Global Note presented to it, or deemed presented to it, for payment, is entitled to be so paid;
     (b) the Issuing and Paying Agent may become a purchaser, holder, transferor or may otherwise own, hold or transfer any beneficial interest in any Notes and may commence or join in any action which a beneficial owner of a Note is entitled to take without any conflict with its responsibilities pursuant to this Agreement;
     (c) the Issuing and Paying Agent shall not be required to invest any moneys delivered to it pursuant to this Agreement;
     (d) the Issuing and Paying Agent shall have no liability for interest on any moneys received or held by it hereunder;
     (e) the Issuing and Paying Agent shall not be responsible for the correctness of any recital of any party other than the Issuing and Paying Agent that is stated herein or in the Notes or in any offering materials and makes no representations as to the validity of the Notes and shall incur no responsibility in respect thereto; and
     (f) the Issuing and Paying Agent shall be protected in acting or refraining from acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an opinion of counsel, Officers’ Certificate (as hereinafter defined) or both), affidavit, letter, telegram or other paper or document in good faith deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons.
ARTICLE IV
LIABILITY AND INDEMNIFICATION
     Section 4.1 Liability. The Issuing and Paying Agent’s duties are ministerial in nature and the Issuing and Paying Agent shall not have any liability hereunder except in the case of its negligence or willful misconduct. IN NO EVENT SHALL THE ISSUING AND PAYING AGENT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES. THIS LIMITATION OF LIABILITY WILL APPLY REGARDLESS OF THE FORM OF ACTION, INCLUDING WITHOUT LIMITATION, BREACH OF THIS CONTRACT OR TORT. The duties and obligations of the Issuing and Paying Agent shall be determined by the express provisions of this Agreement and it shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against it. The Issuing and Paying Agent shall have no responsibility in the case of any default by the Bank in the performance of the covenants contained in the Notes. The Issuing and Paying Agent may refuse to perform any duty or exercise any right or power hereunder unless it receives indemnity satisfactory to it against any related loss, liability or expense. The Issuing and Paying Agent shall not be required to ascertain whether any issuance or sale of Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Bank is a party (whether or not the Issuing and Paying Agent is also a party to such other agreements). Notwithstanding anything to the contrary herein, the Issuing and Paying Agent shall not be responsible for any misconduct or negligence on the part of any agent, correspondent, attorney or receiver appointed with due care by it hereunder.
     Section 4.2 Indemnification. The Bank agrees to indemnify and hold harmless the Issuing and Paying Agent, its officers, directors, employees and agents from and against all losses, liabilities, obligations, claims, damages, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable legal fees and expenses) relating to or arising out of its performance of the Issuing and Paying Agent’s duties under this Agreement, except to the extent they are caused by the negligence or willful misconduct of the Issuing and Paying Agent. In the event of resignation or removal of the Issuing and Paying Agent, any successor to the performance of the obligations of the Issuing and Paying Agent as specified in this Agreement shall be entitled to rely upon this indemnity and said successor, the Bank or DTC shall not be entitled to a separate indemnity from the Issuing and Paying Agent. These indemnification obligations shall survive the termination of this Agreement, including any termination pursuant to any applicable federal or state bankruptcy law, to the extent enforceable under applicable law, and shall survive the resignation or removal of the Issuing and Paying Agent while remaining applicable to any action taken or omitted by the Issuing and Paying Agent while acting pursuant to this Agreement.
     Section 4.3 Officers’ Certificate. Any instruction given by the Bank to the Issuing and Paying Agent under this Agreement shall be in the form of an Officers’ Certificate. For the purposes of this Agreement, “Officers’ Certificate” means a certificate signed by an Authorized Representative and delivered to the Issuing and Paying Agent.
ARTICLE V
RESIGNATION OR REMOVAL OF ISSUING AND PAYING AGENT
     Section 5.1 Resignation or Removal. The Issuing and Paying Agent may at any time resign from its duties hereunder by giving written notice of resignation to the Bank specifying the date on which such resignation shall become effective; provided, however, that such date shall not be less than thirty Business Days after such notice is given to the Bank. The Bank may at any time remove the Issuing and Paying Agent by giving written notice of removal to the Issuing and Paying Agent specifying the date on which such removal shall be effective; provided, however, that such date shall be not less than thirty Business Days after such notice is given to the Issuing and Paying Agent. Any termination or resignation hereunder shall not affect the Issuing and Paying Agent’s right to the payment of fees earned or charges incurred through the effective date of such termination or resignation, as the case may be.
     Section 5.2 Successor Issuing and Paying Agent. Upon the effective date of such resignation or removal, the Issuing and Paying Agent shall deliver any money then held by it pursuant to Section 3.4(a) to the successor appointed by the Bank to serve as issuing and paying agent for the Notes and all liability of the Issuing and Paying Agent with respect to such money shall thereupon cease. The Issuing and Paying Agent shall also provide such successor with a copy of its records relating to the Notes as such successor shall reasonably request. However, the Issuing and Paying Agent may retain copies of any records turned over for archival purposes. If such successor has not been appointed by the effective date of such resignation or removal, the Issuing and Paying Agent shall pay such money and deliver such records to the Bank with the same effect as though such payment were made pursuant to Section 3.4(b). The delivery, transfer and assignment of such moneys and records by the Issuing and Paying Agent to its successor or the Bank, as the case may be, shall be sufficient, without the requirement of any additional act or the requirement of any indemnity to be given by the Issuing and Paying Agent, to relieve the Issuing and Paying Agent of all further responsibility for the exercise of the rights or the performance of the obligations vested in the Issuing and Paying Agent pursuant to this Agreement.
     Section 5.3 Successor by Merger, etc. Any corporation or association into which the Issuing and Paying Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust and agency business as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Issuing and Paying Agent hereunder and shall be invested with all of the rights, powers, trusts, duties and obligations of the Issuing and Paying Agent hereunder, without the execution or filing of any instrument or any further act. The Issuing and Paying Agent shall provide notice to the Bank of any such conversion, sale, merger, consolidation or transfer as soon as practicable after the Issuing and Paying Agent obtains knowledge that such event will occur or has occurred.
ARTICLE VI
MISCELLANEOUS
     Section 6.1 Compensation of the Issuing and Paying Agent. The Bank agrees to pay the Issuing and Paying Agent compensation for all services rendered by the Issuing and Paying Agent hereunder in such amounts and payable at such times as the Bank and the Issuing and Paying Agent may agree to and to promptly reimburse the Issuing and Paying Agent for all reasonable out-of-pocket expenses (including reasonable counsel fees), disbursements and advances incurred or made by the Issuing and Paying Agent in the performance of its duties hereunder. The obligation of the Bank pursuant to this Section 6.1 shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extern enforceable under applicable law.
     Section 6.2 Reliance on Opinions of Counsel or Officers’ Certificate. The Issuing and Paying Agent shall have no liability to the Bank in respect of an action taken or omitted by the Issuing and Paying Agent in good faith in reliance on a written opinion of its counsel, including in-house counsel, or Officers’ Certificate.
     Section 6.3 Notes Held by Issuing and Paying Agent. The Issuing and Paying Agent, in its individual or other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not acting as issuing and paying agent hereunder.

     Section 6.4 Event of Default Notification. The Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default (as deemed in the Notes) or of the curing of an Event of Default.
     Section 6.5 Notices. Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing or given via electronic media and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time.

If to the Bank:	Compass Bank
15 South 20th Street, Plaza Level
Birmingham, Alabama 35233
Attention: Treasurer
Telephone: (205) 297-3169
Facsimile: (205) 297-5521

With a copy to:	Compass Bank Legal Department
15 South 20th Street
Birmingham, Alabama 35233
Telephone: (205) 297-3884
Facsimile: (205) 297-3043

If to the Issuing	Compass Bank
and Paying Agent:	15 South 20th Street
Birmingham, Alabama 35233
Attention: Investment Operations Manager
Telephone: (205) 297-7538
Facsimile: (205) 297-7941

With a copy to:	Compass Bank Legal Department
15 South 20th Street
Birmingham, Alabama 35233
Telephone: (205) 297-3884
Facsimile: (205) 297-3043
All notices shall be deemed given when received.
     Section 6.6 Parties. Except for rights arising under Section 3.4(a), this Agreement is solely for the benefit of the parties hereto and their successors and assigns and nothing herein, express or implied, shall give to any other person including, without limitation, any beneficial owner of Notes, any benefits or any legal or equitable right, remedy or claim under this Agreement.

     Section 6.7 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 6.8 Separability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 6.9 Effect of Headings. The article and section headings herein are for convenience of reference only and shall not affect the construction hereof.
     Section 6.10 Amendments. This Agreement may be amended only by an instrument in writing signed by the Bank and the Issuing and Paying Agent.
     Section 6.11 Actions Due on Saturdays, Sundays and Holidays. If any date on which a payment, notice or other action required by this Agreement falls on other than a Business Day, then that action or payment need not be taken or made on such date, but may be taken or made on the next succeeding Business Day on which the Issuing and Paying Agent is open for business with the same force and effect as if made on such date.
     Section 6.12 Agreement to Pay Attorneys’ Fees and Other Expenses. In the event the Bank shall default under any of the provisions of this Agreement and the Issuing and Paying Agent shall employ attorneys or incur other expenses for the enforcement of performance or observance of any such obligation or agreement, the Bank agrees that it will on demand therefor pay to the Issuing and Paying Agent the reasonable fees of such attorneys and such other reasonable expenses incurred by the Issuing and Paying Agent.
     Section 6.13 Survival. The Issuing and Paying Agent’s rights to compensation, reimbursement and indemnification shall survive-the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.
     Section 6.14 No Implied Waivers. The right of any party under any provision of this Agreement shall not be affected by its prior failure to require the performance by any other party under such provision or any other provision of this Agreement, nor shall the waiver by any party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself or any other provision.
     Section 6.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to each of the parties hereto.
     Section 6.16 Term. This Agreement shall remain in full force and effect until the earlier to occur of (i) such time as the principal of and interest on all the Notes shall have been paid and (ii) the effective date of the resignation or removal of the Issuing and Paying Agent.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth above.

COMPASS BANK, as Issuer
By:	/s/ Richard O. Hughes
	Name:	Richard O. Hughes
	Title:	Executive Vice President

COMPASS BANK, as Issuing and Paying Agent
By:	/s/ Richard O. Hughes
	Name:	Richard O. Hughes
	Title:	Executive Vice President

EXHIBIT A-1
[FORM OF SUBORDINATED NOTE]
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, OR ITS DESIGNATED SUCCESSOR (“DTC”), TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. •	REGISTERED
CUSIP No.: •	U.S.$ •
ISIN No.: •
COMPASS BANK
• % SUBORDINATED NOTE DUE •
     COMPASS BANK, a banking corporation duly organized and existing under the laws of the State of Alabama (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of
•
United States Dollars (US$•) on • (the “Maturity Date”) and to pay interest thereon from • (the “Original Issue Date”) or from the most recent interest payment date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, semi-annually on • and • of each year (each, an “Interest Payment Date”) and at maturity, commencing on •, at an interest rate of •% per annum, until the principal hereof is paid or made available for payment.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the regular record date (the “Regular Record Date”) for such interest, which shall be the • and • (whether or not a Business Day (as defined below)), as the case may be, next preceding the applicable Interest Payment Date; provided, however, that interest payable at maturity shall be payable to the person to whom principal shall be payable.

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.
     In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Payment of principal of, and premium, if any, and interest on, this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank shall at all times appoint and maintain a paying agent (the “Paying Agent”) authorized by the Bank to pay the principal of, and premium, if any, or interest on, this Note on behalf of the Bank and having an office or agency (the “Paying Agent Office”) in Birmingham, Alabama (the “Place of Payment”), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed Compass Bank as the Paying Agent, with the Paying Agent Office currently located at •. The Bank may appoint additional Paying Agents, and the term “Paying Agent” shall include the Paying Agent and any additional Paying Agents.
     THIS NOTE IS A SUBORDINATED, UNSECURED AND UNINSURED DIRECT GENERAL OBLIGATION OF THE BANK. IN THE EVENT, HOWEVER, OF ANY LIQUIDATION OR RESOLUTION OF THE BANK BY ANY RECEIVER, THE HOLDERS OF DEPOSITS (INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS SUBROGEE OF INSURED DEPOSITORS), THE HOLDERS OF CERTAIN OTHER CLAIMS ENTITLED TO A PRIORITY OR PREFERENCE AND THE HOLDERS OF SECURED OBLIGATIONS AND UNSUBORDINATED OBLIGATIONS WILL BE AFFORDED A PRIORITY IN PAYMENT OVER THE CLAIMS OF THE HOLDERS OF THIS NOTE AND THE HOLDERS OF OTHER GENERAL OBLIGATIONS OF THE BANK.
     This Note is one of a duly authorized issue of •% Subordinated Notes due • (the “Notes”). This Note shall represent the aggregate principal amount of outstanding Notes from time to time endorsed hereon and the aggregate principal amount of outstanding Notes represented hereby shall from time to time be reduced or increased, as appropriate, to reflect exchanges, which shall be noted on the Schedule of Exchanges hereto.
     On March 13, 2006, the Bank entered into an Issuing and Paying Agency Agreement (the “Issuing and Paying Agency Agreement”), with Compass Bank, as Paying Agent.
     This Note is an unsecured, subordinated obligation of the Bank, and is not subject to any sinking fund.

     The Bank shall not be required to pay any additional amounts on the Notes to compensate any holder or beneficial owner for any United States tax withheld from payments of principal of or interest on the Notes.
     The Notes are initially being offered in the aggregate principal amount of $•. The Bank may, without the consent of the holders, issue additional Notes and increase the aggregate principal amount of Notes outstanding in the future, on the same terms and conditions and with the same CUSIP number and ISIN number as set forth above.
     Interest shall be computed on the basis of a 360-day year of twelve 30-day months.
     In the event that an Interest Payment Date is not a Business Day, the Bank shall pay interest on the next day that is a Business Day, with the same force and effect as if made on the Interest Payment Date, and without any interest or other payment with respect to the delay. If the date of maturity falls on a day that is not a Business Day, the payment of principal and interest, if any, shall be made on the next succeeding Business Day and no interest shall accrue for the period from and after such date of maturity. The term “Business Day” shall mean a day other than a Saturday, a Sunday or any other day on which banking institutions in Birmingham, Alabama or New York, New York, or the offices of the Paying Agent, are authorized or required by law or executive order to remain closed.
     Any money that the Bank deposits with the Paying Agent for the purpose of making payments on this Note and that remains unclaimed one year after the payments were due shall, at the Bank’s written request, be returned to the Bank, and the holder hereof shall thereafter look only to the Bank for the payment thereof and all liability of the Paying Agent with respect to such money shall thereupon cease.
     The principal of and interest on the Notes shall be payable on their date of maturity in immediately available funds upon presentation and surrender of the Notes at the Paying Agent’s office located in Birmingham, Alabama, or at such other place or places as the Paying Agent may designate from time to time, subject to the terms and conditions which the Paying Agent may impose on the presentation and surrender of the Notes in accordance with its normal procedures. If a registered holder of a Note owns a single Note in the principal amount of at least $1,000,000, that holder may elect to receive payments of interest by wire transfer in immediately available funds to a bank account in the United States designated by the holder in a written notice received by the Paying Agent before the record date immediately preceding the Interest Payment Date on which that payment is due. In any other case, interest on the Notes on any Interest Payment Date shall be payable by check.
     No recourse shall be had for the payment of principal of or interest on any Note, for any claim based thereon, or otherwise in respect thereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation.

     The indebtedness evidenced by this Note, both the principal and interest, is subordinate and junior in right of payment to the Bank’s obligations to its depositors, its obligations under bankers’ acceptances and letters of credit, and its obligations to its general creditors, including its obligations to any Federal Reserve Bank and the FDIC (except for obligations to the FDIC arising under the ‘‘cross-guarantee’’ provision of the Financial Institutions Reform Recovery and Enforcement Act of 1989) whether now outstanding or incurred in the future, except that the Notes rank equally among themselves and equally with all of the Bank’s other present or future unsecured subordinated debt, except any of its unsecured subordinated debt which may be expressly stated to be subordinated to the Notes.
     An event of default (“Event of Default”) in respect of the Notes shall occur only if the Bank consents to, or a court or other governmental agency enters a decree or order for, the appointment of a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially all of its property; and, in the case of a decree or order entered without its consent, such decree or order has remained in force for a period of 60 days. The Bank shall promptly notify the Paying Agent of the occurrence of any Event of Default. The Paying Agent shall promptly mail such copies of the notice to holders of the Notes. The holders of a majority of the principal amount of Notes may waive any Event of Default and its consequences.
     If any Event of Default has occurred and is continuing, a holder hereof may declare the principal hereof, together with any unpaid accrued interest thereon, to be due and payable on the fifteenth day after such declaration is delivered to the Paying Agent. Subject to compliance with the conditions set forth herein, such declaration may be annulled by the holders of a majority of the principal amount of the Notes then outstanding. There shall be no right of acceleration in the case of a default in the payment of principal of or interest hereon or the performance of any of the Bank’s other obligations hereunder or under the Fiscal and Paying Agency Agreement.
     If the Bank fails to make payment of principal of or interest hereon (and, in the case of payment of interest, continues such failure to pay for 30 days), the Bank shall, upon demand of the holders of a majority of the principal amount of the Notes then outstanding, pay to the holders of the Notes the whole amount then due and payable on the Notes, with interest on the overdue amount at the rate borne by the Notes. This demand is not an acceleration of the Notes. If the Bank fails to pay such amount upon such demand, the holders of a majority of the principal amount of the Notes may, among other things, institute a judicial proceeding for the collection of the overdue amount.
     The Notes are not redeemable prior to their stated maturity.
     Beneficial interests in the Notes shall be held in denominations of $100,000 or any amount in excess thereof which is an integral multiple of $1,000.
     Notices to holders of Notes shall be given by first-class mail to the addresses of such holders as they appear in the Note register.

     This Note shall be governed by and shall be construed in accordance with New York law.
[Signatures appear on next page]

     IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed.

COMPASS BANK

By:

Authorized Signatory
     I,                                         , Secretary of Compass Bank, an Alabama banking corporation, hereby certify that                                          has been duly appointed and authorized to execute this Note on behalf of Compass Bank and that his/her signature appearing above is his/her genuine signature.

By:

Secretary
CERTIFICATE OF AUTHENTICATION
     This Note is one of the •% Subordinated Notes due • described herein.

Dated: •	COMPASS BANK,
as Paying Agent

By:

Authorized Representative

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenant with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

(Minor)

Custodian

(Cust)

under Uniform Gifts to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

[PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE]
     the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Bank with full power of substitution in the premises.

Date:

Signature:

Notice:	The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranty:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2
[FORM OF SENIOR NOTE]
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, OR ITS DESIGNATED SUCCESSOR (“DTC”), TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. •	REGISTERED
CUSIP No.: •	U.S.$•
ISIN No.: •
COMPASS BANK
•% SENIOR NOTE DUE •
     COMPASS BANK, a banking corporation duly organized and existing under the laws of the State of Alabama (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of
$
United States Dollars on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent interest payment date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, semi-annually on • and • of each year (unless otherwise specified on the face hereof) (each, an “Interest Payment Date”) and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest; provided, however, that, notwithstanding the foregoing, in the event that this Note has an original maturity of one year or less, interest hereon will be payable only at maturity.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date for such interest, which shall be the • and • (whether or not a Business Day (as defined below)), as the case may be, next preceding the applicable Interest Payment Date (unless otherwise specified on the face hereof); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder on such Regular Record Date and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.
     In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Payment of principal of, and premium, if any, and interest on, this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain a paying agent (the “Paying Agent”) authorized by the Bank to pay the principal of, and premium, if any, or interest on, this Note on behalf of the Bank and having an office or agency (the “Paying Agent Office”) in Birmingham, Alabama (the “Place of Payment”), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served. The Bank has initially appointed Compass Bank as the Paying Agent, with the Paying Agent Office currently located at •.
     THIS NOTE IS AN UNSECURED AND UNINSURED DIRECT GENERAL OBLIGATION OF THE BANK. IN THE EVENT, HOWEVER, OF ANY LIQUIDATION OR RESOLUTION OF THE BANK BY ANY RECEIVER, THE HOLDERS OF DEPOSITS (INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS SUBROGEE OF INSURED DEPOSITORS), THE HOLDERS OF CERTAIN OTHER CLAIMS ENTITLED TO A PRIORITY OR PREFERENCE AND THE HOLDERS OF SECURED OBLIGATIONS WILL BE AFFORDED A PRIORITY IN PAYMENT OVER THE CLAIMS OF THE HOLDERS OF THIS NOTE AND THE HOLDERS OF OTHER GENERAL OBLIGATIONS OF THE BANK.

     Payment of the principal of, and premium, if any, and interest on, this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Paying Agent at the Paying Agent Office in the Place of Payment; provided that this Note is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Paying Agent by the person entitled to such payments.
     This Note is one of a duly authorized issue of Bank Notes due from seven days to thirty years from date of issue by the Bank (the “Notes”).
     On March 13, 2006, the Bank entered into an Issuing and Paying Agency Agreement (the “Issuing and Paying Agency Agreement”), with Compass Bank as Paying Agent.
     Payments of interest hereon on any Interest Payment Date, Maturity Date, Redemption Date or Holders Optional Repayment Date will include interest accrued to, but excluding, such Interest Payment Date, Maturity Date, Redemption Date or Holders Optional Repayment Date. Interest hereon shall be computed on the basis of a 360-day year of twelve 30-day months, except that interest on Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360.
     If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal, premium, if any, or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions in the City of New York or Birmingham, Alabama, generally are authorized or obligated by law or executive order to close.
     [This Note will not be subject to any sinking fund. However, the Bank may issue amortizing notes which provide for principal payments under this Note. If so provided on the face of this Note, this Note may be redeemed by the Bank on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time either in whole or in part from time to time in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $100,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with accrued and unpaid interest hereon at the applicable rate borne by this Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date by the Bank to the registered holder hereof. Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Note to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Bank by lot or in any usual manner approved by it. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. The Bank is not required to register the transfer of any Note that has been called for redemption during a period beginning at the opening of business fifteen calendar days before the day of mailing of a notice of such redemption and ending at the close of business on the day of such mailing.
     The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.
     This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof. If no Holder’s Optional Repayment Date is specified on the face hereof, this Note will not be so repayable at the option of the holder hereof prior to maturity. On any Holder’s Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $100,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Note must be given, with the form entitled “Option to Elect Repayment” below duly completed, to the Paying Agent at its offices located at • or at such address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 days prior to such Holder’s Optional Repayment Date. Exercise of such repayment option by the holder hereof shall be irrevocable.]
     [If this Note is an Original Issue Discount Note and if an Event of Default with respect to the Notes shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein. The “Default Amount” shall be equal to the adjusted issue price as of the first day of the accrual period in which the date of acceleration occurs as determined under Treasury Regulation Section 1.1275-1(b) (or successor regulation) under the United States Internal Revenue Code of 1986, as amended, increased by the original issue discount allocable to such accrual period ending on the date of acceleration, as determined under Treasury Regulation Section 1.1272-1 (or successor regulation) under the United States Internal Revenue Code of 1986, as amended. Upon payment of (i) the amount of principal or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank’s obligations in respect of the payment of the principal of, and interest or premium, if any, on, this Note shall terminate.]

     In case any Note shall at any time become mutilated, destroyed, lost or stolen and such Note or evidence satisfactory to the Bank or the Paying Agent of the loss, theft or destruction thereof (together with indemnity satisfactory to the Bank and the Paying Agent and such other documents or proof as may be required in the premises) shall be delivered to the Bank, a new Note of like tenor will be issued by the Bank in exchange for the Note so mutilated, or in lieu of the Note so destroyed or lost or stolen. The Paying Agent may authenticate any such substituted Note and deliver the same on the written request or authorization of an officer of the Bank. All expenses and reasonable charges associated with procuring the indemnity referred to above and with the preparation, authentication and delivery of a new Note shall be borne by the holder of the Note so mutilated, destroyed, lost or stolen. If any Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder thereof with the provisions of this paragraph.
     No recourse shall be had for the payment of the principal of, premium, if any, or interest on, this Note, for any claim based hereon, or otherwise in respect hereof, against any shareholder, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
     The occurrence of any of the following events shall constitute an “Event of Default” with respect to this Note: (i) default in the payment of any interest with respect to the Notes when due, which continues for 30 days; (ii) default in the payment of any principal of, or premium, if any, on, the Notes when due; (iii) the default in the performance of any covenant or agreement of the Bank contained in the Notes, and continuance of such default for a period of 60 days after receipt by the Bank of written notice thereof given by the holders of at least a majority of the principal amount of the Notes outstanding; (iv) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (v) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holders of at least a majority of the principal amount of the Notes outstanding may declare the principal amount of, and accrued interest and premium, if any, on, all of the Notes due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become due and payable immediately after such notice. Any Event of Default with respect to this Note may be waived by the holder hereof.
     Any money deposited with the Paying Agent under the Issuing and Paying Agency Agreement and remaining unclaimed for one year after the date upon which the last payment of principal or interest on any Note to which the deposit relates shall have become due and payable, upon the request of the Bank, shall be repaid to the Bank by the Paying Agent, and the holder of any Note entitled to receive payment thereof shall thereafter look only to the Bank for payment thereof and all liability of the Paying Agent with respect to such money shall thereafter cease.
     No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Note in U.S. dollars at the times, places and rate herein prescribed.
     The Bank shall cause to be kept at the principal corporate trust office of the Note Registrar designated below a register (the register maintained in such office or any other office or agency of the Bank in the Place of Payment herein referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of the Notes and of transfers of the Notes. The Bank is hereby initially appointed “Note Registrar” for the purpose of registering the Notes and transfers of the Notes as herein provided.
     The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of Note Register in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Paying Agent duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     No service charge shall be made for any such registration of transfer or exchange but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     The Notes are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. Each owner of a beneficial interest in this Note is required to hold a beneficial interest in $100,000 principal amount or any integral multiple of $1,000 in excess thereof of this Note at all times.

     Prior to due presentment of this Note for registration of transfer, the Bank, the Paying Agent and any agent of the Bank or the Paying Agent may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Paying Agent nor any such agent shall be affected by notice to the contrary.
     All notices to the Bank under this Note shall be in writing and addressed to Compass Bancshares Inc., •, or to such other address as the Bank may notify the holders of the Notes.
     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.
     Unless the certificate of authentication hereon has been manually executed by the Paying Agent, this Note shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be duly executed.

COMPASS BANK

By:

Authorized Signatory
     I,                     , Secretary of Compass Bank, a Alabama banking corporation, hereby certify that                      has been duly appointed and authorized to execute this Note on behalf of the Bank and                                          is the duly appointed and qualified Secretary of the Bank and that his/her signature appearing above is his/her genuine signature.
     IN WITNESS WHEREOF, I have signed my name this                      day of                     ,                     ..

Assistant Secretary
CERTIFICATE OF AUTHENTICATION
     This Note is one of the Notes described herein.

COMPASS BANK,
as Paying Agent

By:

Authorized Representative

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenant with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian

	(Cust)	(Minor)
under Uniform Gifts to Minors Act

(State)
     Additional abbreviations may also be used though not in the above list.

2